EXHIBIT 99.8


                                                                     EXECUTION



                       RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of May 2001, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and GMAC MORTGAGE CORPORATION (the "Servicer") having an office at 100 Witmer Road, Horsham, Pennsylvania 19044, recites and provides as follows:

                                   RECITALS

         WHEREAS, the Servicer is currently servicing certain first lien, adjustable and fixed rate mortgage loans on behalf of Lehman Capital pursuant to a Sale and Servicing Agreement (the "Servicing Agreement"), dated as of January 1, 2001 and annexed as Exhibit B hereto, by and between Lehman Capital, as initial owner, and the Servicer, as servicer.

         WHEREAS, Lehman Capital has conveyed certain of such mortgage loans, as identified on Schedule I hereto (the "Serviced Mortgage Loans"), to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to Bank One Trust Company, N.A. (the "Trustee"), pursuant to a trust agreement dated as of May 1, 2001 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), Washington Mutual Mortgage Securities Corp., as an additional master servicer, The Chase Manhattan Bank, as securities administrator and SASCO.

         WHEREAS, Lehman Capital desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of Lehman Capital (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder as permitted under Section 10.02 of the Servicing Agreement and to the other conditions set forth herein.

         WHEREAS, Lehman Capital and the Servicer agree that the provisions of the Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a Reconstitution Agreement (as such term is defined in the Servicing Agreement) which shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2001-8A Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Capital, as owner, under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term "Owner" as used in the Servicing Agreement in connection with any rights of the Owner shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article IX of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Capital under the Servicing Agreement; and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         4. Accounts. Each of the Custodial Account and the Escrow Account shall be segregated Eligible Accounts titled "GMAC Mortgage Corporation, in trust for SASCO 2001-8A Trust Fund."

         5. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

             Aurora Loan Services Inc.
             2530 South Parker Road
             Suite 601
             Aurora, Colorado  80014
             Attention:  E. Todd Whittemore, Master Servicing, SASCO/ALS 2001-8A
             Telephone:  (303) 632-3422
             Telecopier:  (303) 632-3123

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

             The Chase Manhattan Bank
             New York, New York
             ABA#:  021-000-021
             Account Name:  Aurora Loan Services Inc., Master Servicing Payment
                            Clearing Account
             Account No.:  066-611059
             Beneficiary:  Aurora Loan Services Inc.
             For further credit to:  SASCO/ALS 2001-8A

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

             Bank One, National Association
             1 Bank One Plaza
             Mail Suite 1L1 - 0126
             Chicago, Illinois 60670
             Attention:  Global Corporate Trust Services, SASCO/ALS 2001-8A
             Telephone:  312-336-9370
             Telecopier:  312-407-1708

         All notices required to be delivered to Lehman Capital hereunder shall be delivered to Lehman Capital at the following address:

             Lehman Capital, a Division of Lehman
               Brothers Holdings Inc.
             200 Vesey Street
             New York, New York  10285-0900
             Attention:  Mortgage Backed Finance Department
             Telephone:  (212) 526-7000
             Telecopier:  (212) 526-7209

         All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

         6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         8. Reconstitution. Lehman Capital and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date", each as defined in the Servicing Agreement.

         Executed as of the day and year first above written.

                                         LEHMAN CAPITAL, A DIVISION OF
                                              LEHMAN BROTHERS HOLDINGS INC.,
                                              as Owner


                                         By: /s/ Stanley Labanowski
                                             ---------------------------------
                                              Name:  Stanley Labanowski
                                              Title:   Authorized Signatory


                                         GMAC MORTGAGE CORPORATION,
                                              as Servicer


                                         By: /s/ Patricia C. Taylor
                                             ---------------------------------
                                              Name:  Patricia C. Taylor
                                              Title:  Vice President


Acknowledged By:

AURORA LOAN SERVICES INC.,
     as Master Servicer


By: /s/ E. Todd Whittemore
    --------------------------------
     Name:  E. Todd Whittemore
     Title:  Exec. Vice President

BANK ONE, NATIONAL ASSOCIATION,
     as Trustee


By: /s/ Michael D. Pinzon
    --------------------------------
     Name:  Michael D. Pinzon
     Title:  Assistant Vice President

                                   EXHIBIT A

                   Modifications to the Servicing Agreement


1. Master Servicer as Agent of the Trust Fund. The parties hereto acknowledge that all consents, approvals, recommendations and directions required to be obtained by the Company from the Owner pursuant to Article IV of the Servicing Agreement shall be obtained by the Company from the Master Servicer in its capacity as master servicer of the Trust Fund.

2. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

          "Custodial Agreement": The Custodial Agreement dated as of May 1, 2001 between the Trustee, the Custodian and SASCO, as Depositor of the Trust Fund.

3. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

          "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

               (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

               (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

               (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

               (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

               (vi) a Qualified GIC;

               (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts;

               (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered,
          (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time, and

               (ix) GMAC Variable Denomination Demand Note Program which constitutes unsecured, senior debt obligations of General Motors Acceptance Corporation as outlined in the Prospectus dated March 31, 1995 (the "Demand Note Program"). Investments in the demand note Program are subject to:

               (a) GMAC's short term unsecured debt must be rated (i) at least A-1 by S&P and at least P-2 by Moody's or (ii) at least A-2 by S&P and at least P-1 by Moody's; and

               (b) GMAC's long term unsecured debt must be rated (1) not less than A- by S&P and (ii) not less than A3 by Moody's.

          provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

4. The definition of "GNMA" is hereby added to Article I to immediately follow the definition of "Full Principal Prepayment":

               "GNMA": The Government National Mortgage Association, or any successor thereto.


5. The definition of "Opinion of Counsel" in Article I is hereby amended by adding the following proviso at the end of such definition:

          ; provided, that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Company and the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Company or the Master Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Company or the Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions. The cost of any such Opinion of Counsel shall be an expense of the Trust Fund unless Lehman Capital decides, in its own discretion, to bear such expense for the Trust Fund, in which case such cost will be borne by Lehman Capital.

6. The definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

          "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

               (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

               (b) provide that the Company may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

               (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

               (d) provide that the Servicer's interest therein shall be transferable to any successor Servicer or the Master Servicer hereunder; and

               (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

7. The parties hereto acknowledge that Section 2.03 (Custodial Agreement) shall be inapplicable to this Agreement, as superseded by the provisions of the Custodial Agreement and the Trust Agreement.

8. Section 4.01 (Company to Act as Servicer) is hereby amended by adding the following sentence after the second sentence of the first paragraph:

               Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.

9. Section 5.02 (Statements to the Owner) is hereby amended by deleting the first paragraph and replacing it with the following:

               Not later than the tenth calendar day of each month (or if such tenth calendar day is not a Business Day, the next Business Day), the Servicer will furnish to the Master Servicer a monthly statement containing such information in the form required by the Master Servicer or its designee, in hard copy or electronic medium mutually acceptable to the parties as to the accompanying remittance and the period ending on the last day of the preceding calendar month.

10. Section 5.04 (Prepayment Interest Shortfalls) is hereby amended by adding "without reimbursement therefor" after "its own funds".

11. Section 8.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

               The Company shall indemnify the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgements, and any other costs, fees and expenses that any of such parties may sustain directly resulting from the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify Lehman Capital, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans. The Company shall follow any written instructions received from the Trustee in connection with such claim.

12. Section 11.01 (Successor to the Company) is hereby amended in its entirety to read as follows:

               Simultaneously with the termination of the Company's responsibilities and duties under this Agreement the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company's responsibilities, duties and liabilities under this Agreement. Any successor to the Company that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Capital, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a Servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Depositor, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 11.01 and shall in no event relieve the Company of the representations and warranties made pursuant to the Agreement and the remedies available to the Trustee under the Agreement, including Section 8.01, it being understood and agreed that such provisions shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

               Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Company shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Company's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

               Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Section 11.01 shall not affect any claims that the Master Servicer or the Trustee may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

               The Company shall deliver within five (5) Business Days of a servicing transfer to the successor Servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan Documents and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

               Upon a successor's acceptance of appointment as such, the Company shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

               Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder, solely as a result of a termination for cause of the Servicer pursuant to Section 10.01 of the Master Servicing Agreement, including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

13. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                   EXHIBIT B

                              Servicing Agreement

                                  SCHEDULE I

                            Mortgage Loan Schedule